Exhibit 99.1

Pyramid Oil Company	FOR IMMEDIATE RELEASE:

Pyramid Oil Company Reports First Quarter Financial Results

BAKERSFIELD, Calif. – May 15, 2014 – Pyramid Oil Company (NYSE MKT: PDO) today announced financial results for its first quarter ended March 31, 2014.

First quarter revenue was $1.0 million, flat versus revenue in the 2013 first quarter. Crude oil production increased 9% to 10,348 barrels of oil equivalent (BOE) from 9,482 BOE in the first quarter a year ago. The production increase was offset by a decline of $5.44 in the average realized crude oil price, which was $100.85 during the first quarter of 2014 versus $106.29 in the first quarter last year.

Pyramid reported a first quarter operating loss of $224,000 versus operating income of $164,000 in the first quarter of 2013. The decline is principally attributable to higher general and administrative expenses, which increased by $356,000 to $578,000 versus last year’s first quarter, and included $437,000 in investment banking, legal and consulting fees associated with the proposed merger of Pyramid and Yuma Energy, Inc. First quarter 2014 net loss was $159,000, or $0.03 per share, versus net income of $113,000, or $0.02 per share, during the 2013 first quarter.

Pyramid maintained a strong financial position through the first quarter and at March 31, 2014, had cash, cash equivalents and short-term investments of $6.7 million, with total current assets of $8.2 million. Working capital was $7.2 million and the Company’s current ratio was 7.7:1. Pyramid also reported long-term assets in the form of certificates of deposit of $1.1 million. Current liabilities at March 31, 2014 were $1.1 million and total liabilities were $2.4 million. Stockholders’ equity at the end of the first quarter was $10.8 million.

Michael Herman, Interim President and CEO, said, “Our efforts during the first quarter were primarily focused on advancing our proposed merger with Yuma Energy. Details of Yuma’s operational focus, production activity and reserve profile were included in a registration statement on Form S-4 filed by our wholly-owned subsidiary, Pyramid Delaware Merger Subsidiary, Inc., on April 25, 2014 with the Securities and Exchange Commission. We believe Yuma’s reserve base combined with its opportunistic and experienced management team will provide Pyramid stockholders with enhanced growth prospects going forward.”

About Pyramid Oil Company

Pyramid Oil Company has been in the oil and gas business continuously since incorporating in 1909. Pyramid acquires interests in land and producing properties through acquisition and lease, and then drills and/or operates crude or natural gas wells in an effort to discover or produce oil and/or natural gas. More information about the Company can be found at: http://www.pyramidoil.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by Pyramid in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the companies may be unable to obtain stockholder approval or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits); the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; fluctuations in oil and gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change. Pyramid’s annual report on Form 10-K for the year ended December 31, 2013, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Pyramid undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information About the Merger Transaction

In connection with the proposed merger transaction described in this release, Pyramid Delaware Merger Subsidiary, Inc. (“Pyramid Delaware”), a wholly-owned subsidiary of Pyramid, filed a registration statement on Form S-4 with the SEC on April 25, 2014 that includes a proxy statement of Pyramid and constitutes a prospectus of Pyramid Delaware relating to Pyramid Delaware common stock to be issued pursuant to the proposed merger. The definitive proxy statement/prospectus will be sent to stockholders of Pyramid and Yuma Energy. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY PYRAMID AND PYRAMID DELAWARE IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PYRAMID, PYRAMID DELAWARE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Pyramid can be obtained free of charge from Pyramid’s website at www.pyramidoil.com. The proxy statement/prospectus and related materials may also be obtained for free (when available) from Pyramid by calling Geoff High of Pfeiffer High Investor Relations, Inc., at 303-393-7044.

Participants in Solicitation

Pyramid and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Pyramid in respect of the proposed merger transaction. However, this release does not constitute the solicitation of proxies with respect to the proposed merger. Information regarding Pyramid’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 31, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This release shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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CONTACT:

Geoff High

Principal

Pfeiffer High Investor Relations, Inc.

303-393-7044

PYRAMID OIL COMPANY

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three months ended March 31,
	2014	2013

REVENUES:
Oil and gas sales	$1,043,599	$1,007,803

COSTS AND EXPENSES:
Operating expenses	496,290	434,438
General and administrative	577,963	222,141
Taxes, other than income and payroll taxes	33,609	30,397
Provision for depletion,
depreciation and amortization	103,970	112,979
Accretion expense	9,417	10,379
Other costs and expenses	46,090	33,225

	1,267,339	843,559

OPERATING (LOSS) INCOME	(223,740)	164,244

OTHER INCOME (EXPENSE):
Interest income	9,661	10,311
Other income	7,000	0

	16,661	10,311
(LOSS) INCOME BEFORE INCOME
TAX (BENEFIT) EXPENSE	(207,079)	174,556
Income tax (benefit) expense
Current	(525,000)	5,769
Deferred	476,500	56,100
	(48,500)	61,869

NET (LOSS) INCOME	($158,579)	$112,687

BASIC (LOSS) INCOME PER COMMON SHARE	($0.03)	$0.02

DILUTED (LOSS) INCOME PER COMMON SHARE	($0.03)	$0.02

Weighted average number of
common shares outstanding	4,688,085	4,688,085

Diluted average number of
common shares outstanding	4,688,085	4,688,085

PYRAMID OIL COMPANY

BALANCE SHEETS

ASSETS

	March 31,	December 31,
	2014	2013
	(Unaudited)	(Audited)

CURRENT ASSETS:
Cash and cash equivalents	$4,555,645	$4,404,246
Restricted cash	0	967,329
Short-term investments	2,141,887	2,140,822
Trade accounts receivable	448,168	484,468
Income taxes receivable	537,400	12,400
Crude oil inventory	74,607	102,334
Prepaid expenses and other assets	201,925	249,030
Deferred income taxes	281,700	711,800

TOTAL CURRENT ASSETS	8,241,332	9,072,429

PROPERTY AND EQUIPMENT, at cost
Oil and gas properties and equipment
(successful efforts method)	19,883,190	19,883,190
Capitalized asset retirement costs	412,612	412,612
Drilling and operating equipment	2,058,744	2,058,744
Land, buildings and improvements	1,098,918	1,098,918
Automotive, office and other
property and equipment	1,136,566	1,136,566

	24,590,030	24,590,030
Less: accumulated depletion, depreciation,
amortization and valuation allowances	(21,439,883)	(21,335,914)

TOTAL PROPERTY AND EQUIPMENT	3,150,147	3,254,116

INVESTMENTS AND OTHER ASSETS
Long-term investments	1,139,149	1,131,707
Deferred income taxes	413,500	459,900
Deposits	250,000	250,000
Other Assets	11,380	11,380

TOTAL INVESTMENTS OTHER ASSETS	1,814,029	1,852,987

TOTAL ASSETS	$13,205,508	$14,179,532

PYRAMID OIL COMPANY

BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31,	December 31,
	2014	2013
	(Unaudited)	(Audited)

CURRENT LIABILITIES:
Accounts payable	$351,836	$290,930
Accrued professional fees	26,893	140,711
Accrued taxes, other than income taxes	54,444	54,444
Accrued payroll and related costs	56,010	40,932
Accrued royalties payable	227,457	226,502
Liability for deferred compensation	282,314	1,026,655
Accrued insurance	69,838	113,480

TOTAL CURRENT LIABILITIES	1,068,792	1,893,654

LIABILITY FOR ASSET RETIREMENT OBLIGATIONS	1,315,279	1,305,862

TOTAL LIABILITIES	2,384,071	3,199,516

CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock-no par value;
10,000,000 authorized shares;
no shares issued or outstanding	0	0
Common stock-no par value;
50,000,000 authorized shares;
4,688,085 shares issued and
outstanding	1,847,384	1,847,384
Retained earnings	8,974,053	9,132,632

TOTAL STOCKHOLDERS' EQUITY	10,821,437	10,980,016

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,205,508	$14,179,532